Debt	3 Months Ended
Mar. 31, 2024
Debt Disclosure [Abstract]
Debt
Note 5: Debt
The components of debt at March 31, 2024 and December 31, 2023 are as follows (in thousands):

	As of March 31,	As of December 31,
	2024	2023
4.60% Senior Notes due to related party due 2024	$37,125	$38,778

Total debt	37,125	38,778
Less: Short-term debt	37,125	38,778

Total Long-term debt	$—	$—
4.60% Senior Notes due to related party due 2024
The 4.60% Senior Notes due to related party, which collectively total KRW100 billion at inception, accrue 4.60% interest quarterly on the outstanding principal amount until maturity. Interest and principal are due in full at maturity (May 27, 2024).
Voluntary principal and interest payments were made in June and September 2020. Principal of KRW20 billion and interest of KRW1.2 billion was paid in June 2020 and principal of KRW30 billion and interest of KRW3.1 billion was paid in September 2020.